Exhibit 10.2

EXECUTION VERSION

[Information indicated with brackets has been excluded from this exhibit because it is not material and would be competitively harmful if publicly disclosed]

PNMAC GMSR ISSUER TRUST,
as Issuer

and

CITIBANK, N.A.,
as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

PENNYMAC LOAN SERVICES, LLC,
as Administrator and as Servicer

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent and Noteholder for the benefit of the Series 2016-MSRVF1 Repo Buyers and consented to by

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as a Series 2016-MSRVF1 Repo Buyer

and

CITIBANK, N.A.,

as a Series 2016-MSRVF1 Repo Buyer

AMENDMENT NO. 5
Dated as of July 30, 2021

to the

AMENDED AND RESTATED SERIES 2016-MSRVF1 INDENTURE SUPPLEMENT
Dated as of February 28, 2018

PNMAC GMSR ISSUER TRUST

MSR COLLATERALIZED NOTES,
SERIES 2016-MSRVF1

AMENDMENT NO. 5 TO AMENDED AND RESTATED SERIES 2016-MSRVF1 INDENTURE SUPPLEMENT

This Amendment No. 5 to the Amended and Restated Series 2016-MSRVF1 Indenture Supplement (this “Amendment”) is dated as of July 30, 2021, by and among PNMAC GMSR ISSUER TRUST, as issuer (the “Issuer”), CITIBANK, N.A. (“Citibank”), as indenture trustee (the “Indenture Trustee”), PENNYMAC LOAN SERVICES, LLC, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent (the “Administrative Agent”) and noteholder (the “Noteholder”) for the benefit of the Series 2016-MSRVF1 Repo Buyers (as defined below), and is consented to by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”) and CITIBANK, N.A. (“Citi”) (each a “Series 2016-MSRVF1 Repo Buyer” and together, the “Series 2016-MSRVF1 Repo Buyers”), the buyers of 100% of the Series 2016-MSRVF1 Note under the Series 2016-MSRVF1 Repurchase Agreement.

RECITALS

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent are parties to that certain Third Amended and Restated Indenture, dated as of April 1, 2020 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as of February 28, 2018 (as amended by Amendment No. 1, dated as of August 10, 2018, Amendment No. 2, dated as of April 24, 2020, Amendment No. 3, dated as of August 25, 2020, and Amendment No. 4, dated as of April 1, 2021, and as may be further amended, restated, supplement or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”, and together with the Base Indenture, the “Indenture”), among the Issuer, Citibank, the Servicer, the Administrator and the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture;

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent (in its capacity as Administrative Agent and Noteholder) have agreed, subject to the terms and conditions of this Amendment, that the Series 2016-MSRVF1 Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the Series 2016-MSRVF1 Indenture Supplement;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment, by Act of said Noteholders delivered to the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, any Indenture Supplement;

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WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;

WHEREAS, pursuant to Section 1.3 of the Base Indenture, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and that the Issuer reasonably believes that this Amendment will not have a material Adverse Effect, and shall also furnish to the Indenture Trustee an opinion of counsel stating that in the opinion of such counsel all conditions precedent to a proposed action, if any, have been complied with (unless 100% of the Noteholders have consented to the related amendment, modification or action and all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or supplement, or with respect or with respect to any other modification or action, directed the Indenture Trustee in writing to permit such modification or action without receiving such certificate or opinion);

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);

WHEREAS, the Series 2016-MSRVF1 Note (the “Series 2016-MSRVF1 Note”), was issued to PennyMac Loan Services, LLC (“PLS”) pursuant to the terms of the Series 2016-MSRVF1 Indenture Supplement, and was purchased by CSCIB and Citi under the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021, by and among the Administrative Agent, CSCIB, as a Series 2016-MSRVF1 Repo Buyer, Citi, as a Series 2016-MSRVF1 Repo Buyer and PLS, as seller (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”), pursuant to which PLS sold all of rights, title and interest in the Series 2016-MSRVF1 Note to CSCIB and Citi as Series 2016-MSRVF1 Repo Buyers, and transferred the Series 2016-MSRVF1 Note to the Administrative Agent as “Noteholder” for the benefit of the Series 2016-MSRVF1 Repo Buyers;

WHEREAS, pursuant to the Series 2016-MSRVF1 Indenture Supplement, with respect to the Series 2016-MSRVF1 Note, any Action provided by the Base Indenture or the Series 2016-MSRVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by the Series 2016-MSRVF1 Repo Buyers, as the buyers of the Series 2016-MSRVF1 Note under the Series 2016-MSRVF1 Repurchase Agreement;

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WHEREAS, pursuant to Section 10 of the Series 2016-MSRVF1 Indenture Supplement, the parties hereto may enter into an amendment to supplement, amend or revise any term or provision of the Series 2016-MSRVF1 Indenture Supplement pursuant to the terms and provisions of Section 12.2 of the Base Indenture with the consent of the Noteholders of 100% of the Series 2016-MSRVF1 Note; and

WHEREAS, as of the date hereof, the Series 2016-MSRVF1 Note is not rated by any Note Rating Agency.

NOW, THEREFORE, the Issuer, Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the Series 2016-MSRVF1 Indenture Supplement is hereby amended as follows:

Section 1.      Amendments to the Series 2016-MSRVF1 Indenture Supplement.

(a)            The Series 2016-MSRVF1 Indenture Supplement is hereby amended by deleting the definitions of “Initial Term Note Offering,” “LIBOR Index Rate,” “Margin,” “Note Interest Rate,” “Series 2016-MSRVF1 Repurchase Agreement” and “Series Required Noteholders” from Section 2 thereof in their entirety and replacing them with the following:

“Additional Term Note Offering” means the issuance of at least $200,000,000 in Term Notes to third party investors in accordance with the Base Indenture on or after July 30, 2021.

“LIBOR Index Rate” means for a one-month period, the LIBOR per annum (rounded upward, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a one-month period, which appears on the LIBOR01 Page as of 11:00 a.m. (London, England time) on the Benchmark Determination Date.

“Margin” means, (i) with respect to the Series 2016-MSRVF1 Note, (A) prior to the occurrence of an Event of Default (as defined under the Series 2016-MSRVF1 Repurchase Agreement), [****]% per annum, or (B) upon the occurrence of an Additional Term Note Offering, the margin over the related swap rate in effect for the Term Notes subject to such Additional Term Note Offering plus [****]%, and (ii) with respect to the Series 2016-MSRVF1 Note following the occurrence of an Event of Default (as defined under the Series 2016-MSRVF1 Repurchase Agreement), the amount calculated pursuant to clause (i) plus an additional [****]% per annum.

“Note Interest Rate” means, with respect to any Interest Accrual Period, the sum of (a) the greater of (i) Benchmark and (ii) [****]% plus (b) the Margin.

“Series 2016-MSRVF1 Repurchase Agreement” means the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021, by and among the Administrative Agent, CSCIB, as a Series 2016-MSRVF1 Repo Buyer, Citi, as a Series 2016-MSRVF1 Repo Buyer and PLS, as seller.

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“Series Required Noteholders” means, for so long as the Series 2016-MSRVF1 Notes are Outstanding, 100% of the Noteholders of the Series 2016-MSRVF1 Notes. With respect to the Series 2016-MSRVF1 Notes, any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder shall be taken by Series 2016-MSRVF1 Repo Buyers, as buyers of the Series 2016-MSRVF1 Notes under the Series 2016-MSRVF1 Repurchase Agreement.

(b)            The Series 2016-MSRVF1 Indenture Supplement is hereby amended by adding the below listed definitions to Section 2 thereof in proper alphabetical order as follows:

“Benchmark” means, with respect to any Interest Accrual Period, initially, the Benchmark Rate for a one-month period, if such rate is available; provided, that if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to the Benchmark Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Rate.

“Benchmark Determination Date” means, for each Payment Date and the related Interest Accrual Period means (1) if the Benchmark is LIBOR, the second (2nd) London Banking Day prior to the commencement of such Interest Accrual Period, and (2) if the Benchmark is not LIBOR, the date determined by the Designated Transaction Representative in accordance with the Benchmark Replacement Conforming Changes for each Payment Date and the related Interest Accrual Period.

“Benchmark Rate” means, with respect to any Interest Accrual Period with respect to which interest is to be calculated by reference to the “Benchmark Rate,” (a) the LIBOR Index Rate for a one-month period, if such rate is available, (b) in the event that LIBOR and LIBOR Index Rate are phased out, and a new benchmark intended as a replacement for LIBOR and LIBOR Index Rate is established or administered by the Financial Conduct Authority or ICE Benchmark Administration or other comparable authority, and such new benchmark with a one-month maturity is readily available through Bloomberg or a comparable medium, then the Designated Transaction Representative, with the Administrative Agent’s written consent, shall direct the Indenture Trustee to utilize such new benchmark with a one-month maturity for all purposes hereof in place of the LIBOR Index Rate, and (c) if the LIBOR Index Rate cannot be determined or has been phased out and no new benchmark under clause (b) has been established, the arithmetic average of the rates of interest per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) two (2) London Banking Days before the beginning of such one-month period by three (3) or more major banks in the interbank Eurodollar market selected by the Administrative Agent for delivery on the first day of and for a period equal to such one-month period and in an amount equal or comparable to the principal amount of the portion of the Note Balance on which the “Benchmark Rate” is being calculated.

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“Benchmark Reference Agreement” means the first applicable alternative set forth in the order below that can be determined by the Designated Transaction Representative:

(1)            any repurchase or financing facility entered into with respect to a Series of Variable Funding Notes that are Outstanding;

(2)            any repurchase or financing facility entered into by the Servicer with respect to MSRs or mortgage loans with CSCIB, CSFB or Citibank as repo buyers or lenders, as applicable;

(3)            any other repurchase or financing facility entered into by the Servicer with respect to MSRs or mortgage loans; or

(4)            any other financing facility identified by the Designated Transaction Representative.

“Benchmark Reference Time” means, with respect to any determination of the Benchmark, (i) if the Benchmark is the Benchmark Rate, 11:00 a.m. (London time) on the second (2nd) London Banking Day prior to the commencement of such Interest Accrual Period and (ii) if the Benchmark is not the Benchmark Rate, the time determined by the Designated Transaction Representative in accordance with the Benchmark Replacement Conforming Changes for each Payment Date and the related Interest Accrual Period.

“Benchmark Replacement” means the first applicable alternative set forth in the order below that can be determined by the Calculation Agent as of the applicable Benchmark Replacement Date:

(1)            the sum of: (a) Term SOFR and (b) the Benchmark Replacement Adjustment;

(2)            the sum of: (a) Compounded SOFR and (b) the Benchmark Replacement Adjustment;

(3)            the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

(4)            the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(5)            the sum of: (a) the alternate rate of interest that has been selected by the Designated Transaction Representative as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated securitizations at such time and (b) the Benchmark Replacement Adjustment.

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“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Designated Transaction Representative as of the applicable Benchmark Replacement Date:

(1)            the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected, endorsed or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)            if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; or

(3)            the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Designated Transaction Representative giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated securitization transactions at such time, and as reasonably necessary such that the parties are similarly situated to the period prior to the replacement of the LIBOR Index Rate.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Accrual Period,” timing and frequency of determining rates and making payments of interest, changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the Interest Accrual Period and other administrative matters) that the Designated Transaction Representative decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with the practices adopted with respect to the applicable Benchmark Reference Agreement, in each case as notified to the Administrative Agent, the Indenture Trustee, the Calculation Agent and the Administrative Agent prior to the inclusion of such Benchmark Replacement Conforming Changes in the Payment Date Report notifying Noteholders of such changes and such Benchmark Replacement Conforming Changes taking effect, which such changes shall automatically become effective without further action on behalf of any party (upon inclusion in such Payment Date Report) to the extent that the Administrative Agent has not provided a written objection (in its reasonable discretion) to such Benchmark Replacement Conforming Changes to each of the Designated Transaction Representative and the Indenture Trustee prior to the inclusion in the Payment Date Report. The Benchmark Replacement Conforming Changes will be prepared by the Designated Transaction Representative and delivered to the Indenture Trustee and Calculation Agent for inclusion in the Payment Date Report together with an acknowledgement thereto by the Administrative Agent.

“Benchmark Replacement Date” means:

(1)            in the case of clause (1) or (2) of the definition of “Benchmark Transition Event” either (a) the date of the public statement or publication of information referenced therein or (b) if later, and the Benchmark is the LIBOR Index Rate, then the date on which the administrator of the relevant Benchmark permanently or indefinitely ceases to provide such Benchmark;

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(2)            with respect to clause (3) of the definition of “Benchmark Transition Event” the first date of the public statement or publication of information. Note that if the Designated Transaction Representative determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Benchmark Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement shall replace the then-current Benchmark for all purposes with respect to the Notes in respect of such determination on such date and all determinations on all subsequent dates. However, if the initial Benchmark Replacement is any rate other than Term SOFR and the Designated Transaction Representative later determines that Term SOFR can be determined, then a Benchmark Transition Event shall be deemed to have occurred and Term SOFR shall become the new Unadjusted Benchmark Replacement and shall, together with a new Benchmark Replacement Adjustment for Term SOFR, replace the then-current Benchmark on the next Benchmark Determination Date for Term SOFR; or

(3)            in the case of an Early Opt-in Election, the sixth (6th) Business Day after the Early Opt-in Election by Administrative Agent and Seller.

For the avoidance of doubt, if the event giving rise to the applicable Benchmark Replacement Date occurs on the same day as, but earlier than, the Benchmark Reference Time in respect of any determination, the Benchmark Replacement Date shall be deemed to have occurred prior to the Benchmark Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)            a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that the administrator has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)            a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

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(3)            a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which, for example, may be compounded in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Interest Accrual Period or compounded in advance) being established by the Designated Transaction Representative in accordance with:

(1)            the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that:

(2)            if, and to the extent that, the Designated Transaction Representative determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by the Designated Transaction Representative giving due consideration to any industry-accepted market practice for similar U.S. dollar denominated securitization transactions at such time.

“Corresponding Tenor” means one month.

“Designated Transaction Representative” means the Administrator.

“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Buyers, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Buyers, written notice of objection to such Early Opt-in Election from Buyers comprising the Required Buyers.

“Early Opt-in Election” means the occurrence of the following:

(1)            a determination by Administrative Agent that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such credit facilities are identified in the notice to Seller described in clause (2) below and are publicly available for review), and

(2)            the election by Administrative Agent to trigger a fallback from LIBOR Index Rate and the provision by Administrative Agent of written notice of such election to the Buyers.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

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“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment, (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Series 2016-MSRVF1 Repo Buyer” means each of Credit Suisse AG, Cayman Islands Branch and Citibank, N.A., as buyers under the Series 2016-MSRVF1 Repurchase Agreement, and each of their permitted successors and assigns.

“SOFR” means, with respect to any day, the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“Term SOFR” means the forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the applicable Benchmark Replacement Adjustment.

(c)            The Series 2016-MSRVF1 Indenture Supplement is hereby amended by deleting the definitions of “LIBOR Determination Date” and “LIBOR Rate” from Section 2 thereof in their entirety.

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(d)            The Series 2016-MSRVF1 Indenture Supplement is hereby amended by deleting Section 5(d) thereof and replacing it with the following:

(d)            The parties hereto acknowledge that the Series 2016-MSRVF1 Notes will be financed by the Series 2016-MSRVF1 Repo Buyers under the Series 2016-MSRVF1 Repurchase Agreement, pursuant to which PLS will sell all its rights, title and interest in the Series 2016-MSRVF1 Notes to the Series 2016-MSRVF1 Repo Buyers. The parties hereto acknowledge that with respect to the Series 2016-MSRVF1 Notes, any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder shall be taken by the Required Buyers (as defined in the Series 2016-MSRVF1 Repurchase Agreement). Subject to the foregoing, the Administrative Agent and the Issuer further confirm that the Series 2016-MSRVF1 Notes issued on the Issuance Date pursuant to this Indenture Supplement shall be issued in the name of “Credit Suisse First Boston Mortgage Capital LLC, solely in its capacity as Administrative Agent on behalf of Credit Suisse AG, Cayman Islands Branch, as a Series 2016-MSRVF1 Repo Buyer, and Citibank, N.A., as a Series 2016-MSRVF1 Repo Buyer.” The Issuer and the Administrative Agent hereby direct the Indenture Trustee to issue the Series 2016-MSRVF1 Notes in the name of “Credit Suisse First Boston Mortgage Capital LLC, solely in its capacity as Administrative Agent on behalf of Credit Suisse AG, Cayman Islands Branch, as a Series 2016-MSRVF1 Repo Buyer, and Citibank, N.A., as a Series 2016-MSRVF1 Repo Buyer.”

(e)            The Series 2016-MSRVF1 Indenture Supplement is hereby amended by deleting Section 7 thereof in its entirety and replacing it with the following:

Section 7.      Determination of Note Interest Rate and Benchmark.

(a)            At least one (1) Business Day prior to each Determination Date, the Calculation Agent shall calculate the Note Interest Rate for the related Interest Accrual Period and the Interest Payment Amount for the Series 2016-MSRVF1 Notes for the upcoming Payment Date, and include a report of such amount in the related Payment Date Report.

(b)            On each Benchmark Determination Date, the Calculation Agent will calculate the Benchmark for the succeeding Interest Accrual Period for the related Series 2016-MSRVF1 Notes on the basis of the procedures specified in the definition of Benchmark.

(c)            In connection with the implementation of a Benchmark Replacement, the Designated Transaction Representative will have the right from time to time to make Benchmark Replacement Conforming Changes as described in the definition thereof.

(d)            Notwithstanding the foregoing, if prior to the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date a published LIBOR Index Rate is unavailable, the Benchmark will be determined on the basis of the rates at which deposits in dollars are offered by major banks selected by the Designated Transaction Representative. If the banks selected by the Designated Transaction Representative are not quoting rates at the time the LIBOR Index Rate is to be determined for such Interest Accrual Period, the LIBOR Index Rate for the related Interest Accrual Period will be the same as the LIBOR Index Rate for the immediately preceding Interest Accrual Period until the occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date. The Calculation Agent will calculate the Benchmark for each Interest Accrual Period on the related Benchmark Determination Date. The Indenture Trustee (in any capacity in which it acts) shall have no duty, obligation or responsibility to determine whether a Benchmark Transition Event has occurred or to select an alternative index, and shall have no liability for the Designated Transaction Representative’s selection of such alternative index.

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(e)            A Benchmark Transition Event occurred on March 5, 2021. Notice or materials relating to the occurrence of any additional Benchmark Transition Event, any Benchmark Replacement Date, the determination of a Benchmark Replacement and the making of any Benchmark Replacement Conforming Changes shall be made available with the relevant Payment Date Report. Notwithstanding anything in the Base Indenture, any Indenture Supplement or any other Transaction Document to the contrary, upon the inclusion of such information in the Payment Date Report, the Base Indenture, any Indenture Supplement or any other relevant Transaction Document, as applicable, shall be deemed to have been amended to reflect the new Unadjusted Benchmark Replacement, Benchmark Replacement Adjustment and/or Benchmark Replacement Conforming Changes without further compliance with the amendment provisions of the Base Indenture, any Indenture Supplement or any other relevant Transaction Document.

(f)            Any determination, decision or election that may be made by the Designated Transaction Representative in connection with a Benchmark Transition Event or a Benchmark Replacement as described above, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, shall be conclusive and binding absent manifest error, may be made in the Designated Transaction Representative’s sole discretion, and, notwithstanding anything to the contrary in the Transaction Documents, shall become effective without consent from any other party, except for the Administrative Agent, which will have the right to provide its written objection to the Calculation Agent and the Designated Transaction Representative with respect to any such actions in its reasonable discretion within thirty (30) days of notice of such changes from the Designated Transaction Representative, in which case such proposed changes will not come into effect and the Calculation Agent shall continue to use the most recent Benchmark until resolved. In the event that the Administrative Agent provides such written objection, the Administrative Agent and the Designated Transaction Representative shall work in good faith to resolve the issues related to the Unadjusted Benchmark Replacement, Benchmark Replacement Adjustment and/or Benchmark Replacement Conforming Changes such that the parties are similarly situated to the period prior to the replacement of the LIBOR Index Rate. The Designated Transaction Representative shall provide notice of any determination, decision or election made by the Designated Transaction Representative in connection with a Benchmark Transition Event or a Benchmark Replacement as described above at least thirty (30) days prior to the proposed inclusion of such changes in the related Payment Date Report. None of the Issuer, Owner Trustee, the Indenture Trustee, the Calculation Agent, the Administrator, the Designated Transaction Representative, the Administrative Agent, the Servicer or any other transaction party will have any liability for any determination made by or on behalf of the Issuer by any party, including the Designated Transaction Representative or any action or inaction by the Administrative Agent, in connection with a Benchmark Transition Event or a Benchmark Replacement as described above, and each Noteholder, by its acceptance of a Note or a beneficial interest in a Note, shall be deemed to waive and release any and all claims against any of the Issuer, Owner Trustee, the Indenture Trustee, the Calculation Agent, the Administrator, the Designated Transaction Representative, the Administrative Agent or the Servicer relating to any such determinations.

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(g)            The establishment of the Benchmark Rate by the Calculation Agent and the Designated Transaction Representative, as applicable, and the Calculation Agent’s subsequent calculation of the Note Interest Rate and the Interest Payment Amount on the Series 2016-MSRVF1 Notes for the relevant Interest Accrual Period based on the determination made by the Designated Transaction Representative, in the absence of manifest error, will be final and binding.

(h)            The Designated Transaction Representative and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it under or in connection with this Indenture Supplement or the other Transaction Documents in its capacity as Designated Transaction Representative, other than action or inaction undertaken with gross negligence, willful misconduct or bad faith. Without limiting the foregoing and notwithstanding any understanding to the contrary, no Noteholder shall have any right of action whatsoever against the Designated Transaction Representative as a result of the Designated Transaction Representative acting or refraining from acting under this Indenture Supplement, the Notes or any of the other Transaction Documents in its own interests or otherwise, other than as a result of gross negligence, willful misconduct or bad faith by the Designated Transaction Representative.

(i)            The Issuer, Indenture Trustee, PLS, Administrative Agent and each Series Required Noteholder hereby agree to negotiate in good faith with the other parties hereto in connection with mutually acceptable amendments to this Indenture Supplement to revise this Section 7, the definitions of “Benchmark”, “Benchmark Replacement” and related terms hereto.

Section 2.      Replacement of Series 2016-MSRVF1 Note.

(a)            The parties hereto acknowledge and agree that the Series 2016-MSRVF1 Note No. 1, dated as of December 19, 2016 with a Maximum VFN Principal Balance of $1,000,000,000 (the “Outstanding Note”) is (1) hereby deemed cancelled and for all purposes no longer outstanding under the Indenture and applicable law and (2) replaced by Series 2016-MSRVF1 Note No. 2, to be dated as of the date hereof with a Maximum VFN Principal Balance of $1,000,000,000 (the “Replacement Note”).

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(b)            The Noteholder shall promptly deliver the Outstanding Note to the Indenture Trustee for cancellation and hereby consents to the issuance of the Replacement Note.

Section 3.      No Note Rating Agency. As of the date hereof and prior to the execution of this Amendment, the Series 2016-MSRVF1 Note is not rated by any Note Rating Agency.

Section 4.      Waiver of Issuer Tax Opinion and Authorization Opinion. Pursuant to Section 12.2 of the Base Indenture and Section 10 of the Series 2016-MSRVF1 Indenture Supplement, the Noteholder hereby waives and instructs the Administrative Agent and the Indenture Trustee to waive the provisions of Section 12.2 of the Base Indenture and Section 10 of the Series 2016-MSRVF1 Indenture Supplement which require delivery of an Issuer Tax Opinion with respect to this Amendment. Pursuant to Section 12.3 of the Base Indenture, the Noteholder hereby waives and instructs the Administrative Agent and the Indenture Trustee to waive the provisions of Section 12.3 of the Base Indenture which requires delivery of an Authorization Opinion with respect to this Amendment.

Section 5.      Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the execution and delivery of this Amendment by all parties hereto (the “Amendment Effective Date”).

Section 6.      Consent and Acknowledgment. By execution of this Amendment, each of CSCIB and Citi, in its capacity as Series 2016-MSRVF1 Repo Buyer, hereby consents to this Amendment. The Series 2016-MSRVF1 Repo Buyers certify that together they own 100% of the Series 2016-MSRVF1 Note. In addition, each Series 2016-MSRVF1 Repo Buyer certifies as to itself that (i) it is authorized to execute and deliver this consent and such power has not been granted or assigned to any other person, (ii) the Person executing this Indenture Supplement on behalf of such Series 2016-MSRVF1 Repo Buyer is duly authorized to do so, (iii) the Indenture Trustee may conclusively rely upon such consent and certifications, (iv) the execution of this Amendment by the Administrative Agent as Noteholder on behalf of the Series 2016-MSRVF1 Repo Buyers should be considered an “Act” by the Noteholder pursuant to Section 1.5 of the Base Indenture and (v) it acknowledges and agrees that the amendments effected by this Amendment shall become effective on the Amendment Effective Date. The Series 2016-MSRVF1 Repo Buyers hereby instruct the Indenture Trustee to execute this Amendment, thereby waiving the requirement for delivery of the Authorization Opinion and the Officer’s Certificate pursuant to Section 1.3 and 12.3 of the Base Indenture.

The Indenture Trustee is hereby authorized and directed to execute that certain Fourth Amended and Restated Acknowledgment Agreement, dated as of July 30, 2021, by and among the Indenture Trustee, PLS, and Ginnie Mae.

Section 7.      Representations and Warranties.  The Issuer hereby represents and warrants to the Indenture Trustee, the Administrative Agent and the Series 2016-MSRVF1 Repo Buyers that as of the date hereof it is in compliance with all the terms and provisions set forth in the Indenture on its part to be observed or performed remains bound by the terms thereof, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.

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Section 8.      Limited Effect. Except as expressly amended and modified by this Amendment, the Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

Section 9.      No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

Section 10.      Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

Section 11.      GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 12.      Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.

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Section 13.      Entire Agreement. The Indenture, as amended by this Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.

Section 14.      Recitals. The recitals and statements contained in this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee does not assume any responsibility for their correctness. The Indenture Trustee does not make any representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder.) In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, or affecting the liability of or affording protection to it.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PNMAC GMSR ISSUER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Shaheen Mohajer
Name:	Shaheen Mohajer
Title:	Vice President

[PNMAC GMSR Issuer Trust Amendment No. 5 to A&R Series 2016-MSRVF1 Indenture Supplement]

PENNYMAC LOAN SERVICES, LLC, as Servicer and as Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust Amendment No. 5 to A&R Series 2016-MSRVF1 Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By:	/s/ Valerie Delgado
Name:	Valerie Delgado
Title:	Senior Trust Officer

[PNMAC GMSR Issuer Trust Amendment No. 5 to A&R Series 2016-MSRVF1 Indenture Supplement]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

[PNMAC GMSR Issuer Trust Amendment No. 5 to A&R Series 2016-MSRVF1 Indenture Supplement]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as 100% Noteholder of Series 2016-MSRVF1 Note, solely in its capacity as Administrative Agent on behalf of Credit Suisse AG, Cayman Islands Branch

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

[PNMAC GMSR Issuer Trust Amendment No. 5 to A&R Series 2016-MSRVF1 Indenture Supplement]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Series 2016-MSRVF1 Repo Buyer

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret D. Dellafera
Name:	Margaret D. Dellafera
Title:	Authorized Signatory

[PNMAC GMSR Issuer Trust Amendment No. 5 to A&R Series 2016-MSRVF1 Indenture Supplement]

CONSENTED TO BY:

CITIBANK, N.A., as a Series 2016-MSRVF1 Repo Buyer

By:	/s/ Arunthathi Theivakumaran
Name:	Arunthathi Theivakumaran
Title:	Vice President

[PNMAC GMSR Issuer Trust Amendment No. 5 to A&R Series 2016-MSRVF1 Indenture Supplement]